Foreign currency translation reserve	12 Months Ended
Dec. 31, 2022
Foreign currency translation reserve.
Foreign currency translation reserve

15Foreign currency translation reserve

Exchange differences arising on translation of the foreign controlled entities are recognised in other comprehensive income and accumulated in a separate reserve within equity. The cumulative amount is reclassified to profit or loss when the net investment is disposed of.

The following table represents the movement of the foreign currency translation reserve during the year:

Foreign currency reserve
USD
At 1 January 2020	1,168,808
Currency translation difference	(308,434)
At 31 December 2020	860,374
Currency translation difference	(409,511)
At 31 December 2021	450,863
Currency translation difference	(5,290,594)
Reserve of disposal groups classified as held for sale (Note 34)	492,474
At 31 December 2022	(4,347,257)